UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                 March 12, 2007



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       001-31299                65-0865171
       ----------------          -------------------------      --------------
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

         The registrant is attaching a copy of a press release dated March 12, 2007, as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

               (d)  Exhibits:

                    99.1 Press Release of Medical Staffing Network Holdings, Inc., dated March 12, 2007.

Limitation on Incorporation by Reference

                  In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item
7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 12, 2007             MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                  By: /s/ Kevin S. Little
                                     -----------------------------------------
                                      Kevin S. Little
                                      President and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.         Description

99.1 Press Release of Medical Staffing Network Holdings, Inc., dated March 12, 2007.